Exhibit 99.1

Lincoln Financial Group Commences Exchange Offers and Consent Solicitations for Outstanding Capital Securities

RADNOR, PA, July 7, 2021 — Lincoln Financial Group (NYSE: LNC) (the “Company,” “we” or “our”) announced today that it has commenced offers to exchange all validly tendered and accepted capital securities of the following series issued by the Company for subordinated notes to be issued by the Company as described in, and for the consideration summarized in, the table below.

The Company is conducting the exchange offers to give existing holders of capital securities the opportunity to exchange their capital securities for higher-ranking securities issued by the Company. The subordinated notes will rank senior to the capital securities following their issuance, and accordingly the capital securities will be subordinated and junior to the subordinated notes in right of payment. Due to the subordination provisions in the capital securities, in the event of an insolvency, funds will first be paid to holders of the subordinated notes, then to holders of capital securities. The Company may also issue additional notes that rank on a parity with the subordinated notes or that are otherwise senior to the capital securities. The capital securities will be subordinated and junior to any such notes. The subordinated notes will also contain benchmark transition provisions that will allow the Company to determine the interest rate payable on the subordinated notes based on a new reference rate in the event that LIBOR is unavailable.

A registration statement on Form S-4 relating to the issuance of the subordinated notes was filed with the Securities and Exchange Commission (“SEC”) on July 7, 2021, but has not yet been declared effective. The exchange offers are being made pursuant to the terms and conditions set forth in the Company’s preliminary prospectus, dated as of July 7, 2021 (the “prospectus”), which forms a part of such registration statement. Capitalized terms used but not defined herein have the meanings set forth in the prospectus.

Capital Securities to be Exchanged	Aggregate Principal Amount Outstanding	Subordinated Notes to be Issued	Minimum Exchange Condition	Principal Amount of Subordinated Notes for each $1,000 of Capital Securities
7.00%(1) Capital Securities due 2066 (CUSIP 534187 AS8) (the “2066 Capital Securities”)	$722,527,000	Floating Rate(2) Subordinated Notes due 2066 (CUSIP 534187 BN8) (the “Subordinated Notes due 2066”)	Majority	$1,000 (exchange ratio 1:1)
6.05%(1) Capital Securities due 2067 (CUSIP 534187 AU3) (the “2067 Capital Securities”)	$490,710,000	Floating Rate(2) Subordinated Notes due 2067 (CUSIP 534187 BP3) (the “Subordinated Notes due 2067”)	Majority	$1,000 (exchange ratio 1:1)

1

Interest on the capital securities is currently payable in arrears until maturity on a quarterly basis at an annual rate based on 3-month LIBOR plus the applicable margin. The capital securities do not contain provisions to transition to a new reference rate in the event that LIBOR is unavailable.

2

Interest on the subordinated notes is initially payable in arrears until maturity on a quarterly basis at an annual rate based on 3-month LIBOR plus the applicable margin associated with the comparable series of capital securities. The interest rate will be determined by reference to a different reference rate than 3-month LIBOR if we or our designee determine that a benchmark transition event and its related benchmark replacement date have occurred with respect to 3-month LIBOR. If a benchmark transition event and its related benchmark replacement date occur, interest shall thereafter be based on the benchmark replacement, which will initially be the rate that would apply for derivatives transactions referencing the ISDA definitions effective upon the occurrence of an index cessation date with respect to 3-month LIBOR plus the applicable benchmark replacement adjustment, in each case plus the applicable margin. The terms related to the interest on the subordinated notes are described in more detail in the prospectus.

In connection with the exchange offers, the Company is also soliciting consents from holders of the capital securities to amend the indentures governing the capital securities to eliminate various terms and conditions and other provisions under the applicable indentures and capital securities. Completion of the consent solicitations is intended to remove certain terms and conditions from the capital securities that have not been included in other recent public offerings of subordinated debt securities by issuers in similar industries as the Company. If the proposed amendments are adopted for any series, the capital securities of that series will be governed by the applicable amended indenture, which will incorporate the proposed amendments applicable to that series.

In order for the proposed amendments to the indentures governing the capital securities to be adopted with respect to a series of capital securities, holders of a majority in aggregate principal amount of the outstanding capital securities of such series must consent to them.

The exchange offers and consent solicitations (together, the “exchange offers”) commence on July 7, 2021, and expire at 5:00 p.m., New York City time, on August 9, 2021, unless extended or terminated (such date, the “expiration date”).

In exchange for each $1,000 principal amount of capital securities that is validly tendered prior to the expiration date, and not validly withdrawn, holders will be eligible to receive $1,000 principal amount of subordinated notes of the applicable series set forth in the table above. Holders will not be eligible to receive cash consideration in respect of either exchange offer. Subordinated notes will be issued only in denominations of $2,000 and whole multiples of $1,000 in excess thereof. In order to be eligible to receive subordinated notes pursuant to any exchange offer, a holder must validly offer to exchange a nominal amount of capital securities at least equal to such minimum denomination.

Interest on the subordinated notes received in exchange for exchanged capital securities will accrue from (and including) the most recent interest payment date on the exchanged capital securities, which will be the first interest payment date falling after the settlement date in the case of any tendered capital security for which the corresponding record date falls before the expiration date.

Each subordinated note will bear interest at an annual rate equal to the interest rate of the corresponding capital security, except that the interest rate will be determined by reference to a different reference rate than 3-month LIBOR if we or our designee determine that a benchmark transition event and its related benchmark replacement date have occurred with respect to 3-month LIBOR, as set forth under “Description of the Subordinated Notes—Interest” in the prospectus. Upon the occurrence of a benchmark transition event and its related benchmark replacement date, interest will be based on the benchmark replacement, which will initially be the ISDA fallback rate, which is the rate that would apply for derivatives transactions referencing the ISDA definitions effective upon the occurrence of an index cessation date with respect to 3-month LIBOR excluding the ISDA fallback adjustment plus the applicable benchmark replacement adjustment, as set forth under “Description of the Subordinated Notes—Interest” in the prospectus, in each case plus the margin currently applicable to each capital security (2.3575% in the case of the 2066 Capital Securities and 2.0400% in the case of the 2067 Capital Securities). The ISDA fallback Rate and ISDA fallback adjustment are described in more detail in the prospectus. Each subordinated note issued in exchange for capital securities will have the same currency, maturity and interest payment dates as the applicable series of capital securities.

The subordinated notes issued in exchange for the capital securities will be the unsecured subordinated obligations of the Company, will rank senior to all of the capital securities, will rank pari passu, or equally, with all of the Company’s future unsecured subordinated debt the terms of which provide that such indebtedness ranks equally with the subordinated notes and certain other obligations and will rank junior to all of the Company’s existing and future senior debt. The subordinated notes will be structurally subordinated to all existing and future liabilities of the Company’s subsidiaries and will be effectively subordinated to the Company’s secured indebtedness to the extent of the value of the collateral securing such indebtedness.

The joint lead dealer managers for the exchange offers are:

Credit Suisse Securities (USA) LLC

Structuring Advisor

11 Madison Avenue

New York, New York 10010

Attn: Liability Management Group

Toll Free: (800) 820-1653

Collect: (212) 538-2147

E-mail: americas.lm@credit-suisse.com

HSBC Securities (USA) Inc. 452 Fifth Avenue New York, New York 10018 Attn: Global Liability Management Group Toll Free: (866) 811-8049 Collect: (212) 525-5552 E-mail: lmamericas@us.hsbc.com

The exchange agent and information agent for the exchange offers is:

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, New York 10006

Attn: Corporate Actions

Bank and Brokers Call Collect: (212) 430-3774

All Others, Please Call Toll-Free: (866) 924-2200

Email: contact@gbsc-usa.com

Tendered capital securities and consents to the proposed amendments may be validly withdrawn at any time prior to the expiration date.

The consummation of the exchange offers is subject to, and conditional upon, the satisfaction or, where permitted, waiver of the conditions discussed in the prospectus, including, among other things, the receipt of valid consents to the proposed amendments to the indentures governing the capital securities from the holders of at least a majority of the outstanding aggregate principal amount of each series of capital securities and the registration statement having been declared effective by the SEC.

We have agreed to pay a soliciting broker fee equal to $2.50 for each $1,000 principal amount of capital securities that are validly tendered and accepted for exchange pursuant to the exchange offers to retail brokers that are appropriately designated by their clients to receive this fee; provided that such fee will only be paid with respect to tenders by holders whose aggregate principal amount of capital securities is $500,000 or less.

Additional Information and Where to Find it

The Company has filed a registration statement (including the prospectus) with the SEC for the exchange offers to which this press release relates. Before you invest, you are urged to read the prospectus in that registration statement and other relevant documents filed or to be filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, the exchange offers and related matters. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, a copy of the prospectus may be obtained by contacting Credit Suisse Securities (USA) LLC, Attention: Liability Management Group, 11 Madison Avenue, New York, New York 10010 or calling (800) 820-1653. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting the exchange agent and information agent at the address listed above or by contacting Nancy A. Smith, Senior Vice President & Secretary, 150 N. Radnor-Chester Road, Radnor, PA 19087, 484-583-1400.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities described herein and is also not a solicitation of the related consents. The exchange offers may be made only pursuant to the terms and conditions set forth in the prospectus and the other related materials. The registration statement relating to the subordinated notes has been filed with the SEC but has not yet become effective. The subordinated notes may not be sold, nor may offers to buy be accepted, prior to the time the registration statement is declared effective by the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This communication is not a prospectus for the purposes of the Prospectus Regulation. The expression “Prospectus Regulation” means Regulation (EU) 2017/1129, as amended, and includes any relevant implementing measure in any member state of the European Economic Area (the “EEA”) which has implemented the Prospectus Regulation, and, in relation to the United Kingdom (“United Kingdom”), means the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”).

PROHIBITION OF OFFERS TO EEA RETAIL INVESTORS. The subordinated notes are not intended to be offered or otherwise made available to and should not be offered or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU, as amended (“MiFID II”); (ii) a customer within the meaning of Directive (EU) 2016/97, as amended (the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in the Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No 1286/2014, as amended (the “PRIIPs Regulation”), for offering the subordinated notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering the subordinated notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

PROHIBITION OF SALES TO UNITED KINGDOM RETAIL INVESTORS. The subordinated notes are not intended to be offered or otherwise made available to and should not be offered or otherwise made available to any retail investor in the United Kingdom. For these purposes: the expression “retail investor” means a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (“FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of the Prospectus Regulation as it forms part of domestic law by virtue of the EUWA. Consequently, no key information document required by the PRIIPs Regulation as it forms part of domestic law by virtue of the EUWA (the “United Kingdom PRIIPs Regulation”) for offering the subordinated notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering the subordinated notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the United Kingdom PRIIPs Regulation.

In the United Kingdom, this press release is being distributed only to, and is directed only at, qualified investors within the meaning of Article 2(e) of the Prospectus Regulation as it forms a part of domestic law by virtue of the EUWA who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), and/ or (ii) high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order, which persons together we refer to in this press release as “relevant persons.” Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. This press release must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this press release relates is only available to, and will be engaged in with, relevant persons only.

About Lincoln Financial Group

Lincoln Financial Group provides advice and solutions that help people take charge of their financial lives with confidence and optimism. Today, more than 17 million customers trust our retirement, insurance and wealth protection expertise to help address their lifestyle, savings and income goals, and guard against long-term care expenses. Headquartered in Radnor, Pennsylvania, Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE: LNC) and its affiliates. The Company had $311 billion in end-of-period account values as of March 31, 2021. Lincoln Financial Group is a committed corporate citizen included on major sustainability indices including the Dow Jones Sustainability Index North America and FTSE4Good. Dedicated to diversity and inclusion, we earned perfect 100 percent scores on the Corporate Equality Index and the Disability Equality Index, and rank among Forbes’ Best Large Employers and Best Employers for Women, and Newsweek’s Most Responsible Companies.

Forward-Looking Statements – Cautionary Language

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, including the completion of the exchange offers. The prospectus, including the section entitled “Risk Factors”, and our most recent Annual Report on Form 10-K, as well as other reports that we file with the SEC, include risk factors that could affect our future actions, businesses and financial performance. Moreover, new risk factors emerge from time to time, and it is not possible for management to predict all such risk factors or to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.

Contact:

Al Copersino

(203) 257-4493

Investor Relations

InvestorRelations@LFG.com

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